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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: APRIL 5, 1999
                       (Date of earliest event reported)




                                GTE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




              NEW YORK                                1-2755                               13-1678633
   (STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
           INCORPORATION)


1255 Corporate Drive, SVC04C08, Irving, Texas                   75038
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


        Registrant's telephone number, including area code 972-507-5000




 (Former name, former address and former fiscal year, if changed since last report)



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                                GTE CORPORATION

                                    FORM 8-K


Item 7.  Financial Statements and Exhibits


         (a)  Financial Statements - None


         (b)  Pro Forma Financial Information - None


         (c)  Exhibits

              99.1     Press Release issued by GTE Corporation on April 5, 1999

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                        GTE Corporation
                                                -------------------------------
                                                         (Registrant)

Date:   April 5, 1999                               /s/ Paul R. Shuell
     ------------------                         -------------------------------
                                                        Paul R. Shuell
                                                 Vice President and Controller

                               INDEX TO EXHIBITS


EXHIBIT
 NUMBER                       DESCRIPTION
-------                       -----------
  99.1                        Press Release issued by GTE Corporation on
                              April 5, 1999